Advisors Disciplined Trust 2152

Supplement to the Prospectus

Notwithstanding anything to the contrary in the prospectus, the portfolio for the Cohen & Steers Dynamic Income Portfolio, Series 2023-1 and the Cohen & Steers Tax Advantaged Income Portfolio, Series 2023-1 no longer includes shares of First Republic Bank.

Supplement Dated: May 3, 2023